Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Westerbeke Corporation (the "Company") on Form 10-Q for the period ended April 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Westerbeke, Jr., Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       By:  /s/ John H. Westerbeke, Jr.
                                            -------------------------------
                                            John H. Westerbeke, Jr.
                                            Chairman of the Board,
                                            President and
                                            Chief Executive Officer

May 23, 2003